Putnam Sustainable Leaders ETF
The fund's portfolio
11/30/23 (Unaudited)

COMMON STOCKS (99.0%)(a)
	Shares	Value
Automobiles (1.0%)
General Motors Co.	119,525	$3,776,990

		3,776,990
Banks (3.2%)
Bank of America Corp.	215,420	6,568,156
JPMorgan Chase & Co.	40,589	6,335,131

		12,903,287
Biotechnology (1.3%)
Regeneron Pharmaceuticals, Inc.(NON)	6,427	5,294,627

		5,294,627
Broadline retail (4.5%)
Amazon.com, Inc.(NON)	122,728	17,929,334

		17,929,334
Capital markets (4.7%)
Charles Schwab Corp. (The)	96,510	5,917,993
KKR & Co., Inc.	73,735	5,592,062
MSCI, Inc.	6,835	3,560,010
TPG, Inc.	108,831	3,809,085

		18,879,150
Chemicals (3.4%)
Eastman Chemical Co.	55,118	4,620,542
Ginkgo Bioworks Holdings, Inc.(NON)	414,867	535,178
Linde PLC	20,085	8,310,570

		13,466,290
Commercial services and supplies (1.2%)
Waste Connections, Inc.	34,631	4,692,154

		4,692,154
Consumer staples distribution and retail (3.6%)
Kroger Co. (The)	90,859	4,022,328
Walmart, Inc.	65,818	10,247,204

		14,269,532
Containers and packaging (1.0%)
Ball Corp.	74,716	4,131,048

		4,131,048
Electric utilities (2.0%)
Constellation Energy Corp.	66,944	8,102,902

		8,102,902
Entertainment (1.3%)
Walt Disney Co. (The)(NON)	54,801	5,079,505

		5,079,505
Financial services (2.4%)
Visa, Inc. Class A	37,930	9,735,872

		9,735,872
Ground transportation (0.9%)
Canadian Pacific Kansas City, Ltd. (Canada)	51,313	3,694,536

		3,694,536
Health care equipment and supplies (2.3%)
Boston Scientific Corp.(NON)	160,852	8,990,018

		8,990,018
Health care providers and services (2.9%)
UnitedHealth Group, Inc.	21,159	11,700,292

		11,700,292
Hotels, restaurants, and leisure (4.1%)
Chipotle Mexican Grill, Inc.(NON)	3,033	6,679,424
Hilton Worldwide Holdings, Inc.	57,831	9,687,849

		16,367,273
Industrial REITs (1.2%)
Prologis, Inc.(R)	40,947	4,706,039

		4,706,039
Life sciences tools and services (3.5%)
Danaher Corp.	19,338	4,318,369
Mettler-Toledo International, Inc.(NON)	3,080	3,363,144
Thermo Fisher Scientific, Inc.	12,919	6,404,723

		14,086,236
Machinery (5.8%)
Fortive Corp.	107,095	7,387,413
Ingersoll Rand, Inc.	134,396	9,599,906
Otis Worldwide Corp.	73,079	6,269,447

		23,256,766
Multi-utilities (0.7%)
Ameren Corp.	35,470	2,752,117

		2,752,117
Office REITs (0.8%)
Boston Properties, Inc.(R)	57,099	3,250,646

		3,250,646
Personal care products (2.3%)
Kenvue, Inc.	177,218	3,622,336
Unilever PLC ADR (United Kingdom)	116,414	5,552,948

		9,175,284
Pharmaceuticals (4.8%)
Eli Lilly and Co.	14,164	8,371,491
Merck & Co., Inc.	62,863	6,442,200
Sanofi ADR (France)	91,760	4,289,780

		19,103,471
Semiconductors and semiconductor equipment (8.7%)
Advanced Micro Devices, Inc.(NON)	52,611	6,374,349
Applied Materials, Inc.	39,285	5,884,107
ASML Holding NV (NY Reg Shares) (Netherlands)	8,568	5,858,456
NVIDIA Corp.	35,125	16,427,963

		34,544,875
Software (19.6%)
Adobe, Inc.(NON)	16,461	10,057,836
Cadence Design Systems, Inc.(NON)	14,720	4,022,534
Microsoft Corp.	102,513	38,843,202
Roper Technologies, Inc.	17,354	9,340,791
Salesforce, Inc.(NON)	40,267	10,143,257
Synopsys, Inc.(NON)	10,448	5,675,667

		78,083,287
Specialized REITs (1.1%)
American Tower Corp.(R)	20,042	4,184,369

		4,184,369
Specialty retail (1.7%)
Home Depot, Inc. (The)	21,405	6,710,253

		6,710,253
Technology hardware, storage, and peripherals (8.0%)
Apple, Inc.	168,081	31,926,986

		31,926,986
Textiles, apparel, and luxury goods (0.3%)
On Holding AG Class A (Switzerland)(NON)	39,826	1,155,352

		1,155,352
Wireless telecommunication services (0.7%)
T-Mobile US, Inc.	19,815	2,981,167

		2,981,167

Total common stocks (cost $340,121,229)		$394,929,658

SHORT-TERM INVESTMENTS (1.0%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 5.05%(AFF)	3,878,551	$3,878,551

Total short-term investments (cost $3,878,551)		$3,878,551
TOTAL INVESTMENTS

Total investments (cost $343,999,780)		$398,808,209

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2023 through November 30, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $398,966,915.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 11/30/23
Short-term investments
	Putnam Government Money Market Fund***	$9,106,759	$5,368,512	$10,596,720	$89,581	$3,878,551

	Total Short-term investments	$9,106,759	$5,368,512	$10,596,720	$89,581	$3,878,551
*** Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$8,060,672	$—	$—
Consumer discretionary	45,939,202	—	—
Consumer staples	23,444,816	—	—
Financials	41,518,309	—	—
Health care	59,174,644	—	—
Industrials	31,643,456	—	—
Information technology	144,555,148	—	—
Materials	17,597,338	—	—
Real estate	12,141,054	—	—
Utilities	10,855,019	—	—

Total common stocks	394,929,658	—	—
Short-term investments	3,878,551	—	—

Totals by level	$398,808,209	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com